MainGate MLP Fund
Class A (AMLPX)
Class C (MLCPX)
Class I (IMLPX)

6075 Poplar Avenue, Suite 720	Memphis, TN 38119	855.MLP.FUND (855.657.3863)	www.maingatefunds.com
Summary PROSPECTUS
March 31, 2020
Before you invest, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated March 31, 2020, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.maingatefunds.com/individual_investors/fund_literature. You can also get this information at no cost by calling the Fund toll-free at 1-855-MLP-FUND (1-855-657-3863) or by email at info@maingatefunds.com.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.
Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by calling 1-855-657-3863 or by contacting your financial intermediary (such as a broker-dealer or bank).
You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 1-855-657-3863 to let the Fund know of your request.
Unlike most mutual funds, the Fund does not have flow-through tax treatment but instead is taxed as a regular corporation for U.S. federal income tax purposes. See “Principal Strategies” and “Principal Risks.”

Investment Objective
The investment objective of the MainGate MLP Fund (the “Fund”) is total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Class A shareholders who invest, or agree to invest in the future, at least $50,000 in the Fund, may qualify for sales charge discounts. More information about these and other discounts is available from your financial professional and in “Account Information—How to Buy Shares,” beginning on page 18 of the Fund’s Prospectus, and in the Appendix to the Fund’s Prospectus.
Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original purchase price or redemption price)[1]	1.00%	1.00%	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE	NONE	NONE
Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares	Class I Shares
Management Fee	1.25%	1.25%	1.25%
Distribution (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.20%	0.20%	0.20%
Deferred Income Tax Expense[2]	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.70%	2.45%	1.45%

(1)
Applies to Class A purchases of $1,000,000 or more where no sales charge was paid that are subsequently redeemed within 18 months of purchase and Class C purchases that are subsequently redeemed within 12 months.

(2)
The Fund is treated as a regular “C” corporation for U.S. federal income tax purposes. Therefore, the Fund accrues income tax expense/(benefit), which represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio.  The Fund’s accrued deferred tax liability, if any, is reflected in its net asset value per share on a daily basis. An estimate of deferred income tax expense/(benefit) depends upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on its portfolio, which may vary greatly on a daily, monthly and annual basis depending on the nature of the Fund’s investments and their performance.  An estimate of deferred income tax expenses/(benefit) cannot be reliably predicted from year to year. As of the end of the prior fiscal year, the Fund did not accrue a current tax expense or benefit due to a valuation allowance.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expense remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A Shares	$738	$1,080	$1,445	$2,468
Class C Shares	$348	$764	$1,306	$2,786
Class C Shares (no redemption)	$248	$764	$1,306	$2,786
Class I Shares	$148	$459	$792	$1,735
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Expense Example above, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 66.39% of the average value of its portfolio.

Principal Strategies
The Fund seeks to generate total return, comprised of capital appreciation and income, by investing in master limited partnership (“MLP”) interests.  The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in MLP interests under normal circumstances. MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, MLPs are able to trade on national securities exchanges like the shares of a corporation, without entity level taxation. MLPs typically distribute income quarterly and have potential for capital appreciation to the extent that they experience growth in cash flow or earnings or increases in valuations.
Unlike most mutual funds, the Fund does not have flow-through tax treatment but instead is taxed as a regular corporation for U.S. federal income tax purposes. Because the Fund invests primarily in MLPs, the Fund is not eligible to elect to be treated as a regulated

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investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at rates applicable to corporations (currently at a rate of 21%) as well as state income taxes.
Under normal circumstances, the Fund concentrates its investments in MLPs in the energy sector. The Fund typically invests in MLP interests that derive their revenues primarily from energy infrastructure assets or energy-related assets or activities, including: (i) energy-related logistical assets, including the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal; (ii) businesses primarily engaged in the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids; (iii) businesses that process, treat, and refine natural gas liquids and crude oil; and (iv) businesses engaged in owning, managing, and transporting alternative energy infrastructure assets including alternative fuels such as ethanol, hydrogen and biodiesel.
When selecting MLP investments for the Fund’s portfolio, the Fund’s adviser focuses on those that it believes own attractive businesses, with securities that are priced reasonably and that offer a balance of income and growth opportunities. The adviser looks for securities that exhibit potential for earnings and cash flow growth, book or replacement values, distribution yields, and potential returns on invested capital relative to the current market prices that it deems attractive. In evaluating potential investments, the adviser also considers a broad range of other factors, such as a company’s position in its industry or sector, internal growth prospects, its pricing flexibility, possible changes in its operating environment, and management’s own equity interest. The adviser specifically focuses on MLP interests that it deems attractive in the current market based on the following considerations:

•
MLPs often have stable distributions and attractive growth profiles. The adviser seeks MLPs that continue their record of achieving earnings growth through operational expansion, rate increases, and acquisitions.

•
MLPs in certain industries that operate strategically important assets typically generate stable, predictable cash flows. For example, certain MLPs operate midstream energy assets that provide the core infrastructure for delivery of energy products to consumers, such as the pipeline delivery of petroleum products. The adviser believes that these MLPs are positioned to generate stable cash flows throughout economic cycles due to the inelastic nature of demand for energy.

•	High barriers to entry. The adviser favors MLPs with

substantial asset bases and significant operations, which may enjoy a competitive advantage over other entities seeking to enter the midstream energy sector, due to high start-up costs and other barriers to entry.

•
Inefficient market. Because of a lack of broad institutional ownership and frequently thin retail trading, the liquidity in many MLP securities historically has been limited. The adviser believes that due to this limited focus, the market for MLPs can experience inefficiencies which the adviser will seek to exploit.

Although the adviser favors MLPs with substantial asset bases and significant operations, the Fund may invest in MLPs of any market capitalization without limit.
MLP Interests.  MLP interests in which the Fund may invest consist of common units issued by MLPs (including MLPs structured as limited partnerships (LPs) or limited liability companies (LLCs)), MLP general partner or managing member interests, MLP I-Shares, shares of companies that own MLP general partner or managing member interests and other securities representing indirect beneficial ownership interests in MLPs, and shares of companies that operate and have the economic characteristics of MLPs but are organized and taxed as “C” corporations.
Other Investments. While the Fund will invest primarily in MLP interests, the Fund may invest up to 20% of its assets in other investments, including equity securities of U.S. and foreign companies primarily engaged in the energy sector. The Fund may invest up to 20% of its assets in foreign securities, such as foreign companies primarily engaged in the energy sector and Canadian income and royalty trusts. Income and royalty trusts are publicly traded vehicles that gather income on royalties and pay out most of the cash flows to shareholders as distributions. They are similar, in some respect, to MLPs and have similar risks. The Fund may invest in foreign securities represented by American Depositary Receipts, which are certificates evidencing ownership of shares of a non-U.S. issuer that are issued by U.S. depositary banks and that generally trade on an established market in the United States.
The Fund may purchase and sell exchange-listed put and call options on MLPs and on various MLP indices. These derivative transactions may be used in an attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Derivative transactions may also be used to enhance potential gain. The use of derivative transactions is a function of numerous variables including market conditions. The ability of the Fund to utilize these techniques

SUMMARY PROSPECTUS	|	3

successfully will depend on the adviser’s ability to predict market movements, which cannot be assured.
Sell Discipline. The adviser believes in buying MLPs that will produce favorable results over the long-term and, therefore, the Fund does not intend to purchase or sell securities for short-term trading purposes. However, there is no limit on the adviser’s ability to engage in short-term transactions and the adviser may sell an MLP interest without regard to portfolio turnover if the adviser identifies other investments it deems more attractive than current holdings, if the security achieves the adviser’s target valuation, if the MLP investment experiences an adverse development or a change in management or management philosophy, when the advisor determines that its expectations and those of the market are mismatched, or for temporary defensive purposes. Active trading by the adviser could result in high portfolio turnover.
Non-Diversified Fund. The Fund is not diversified, which means that its investment results may be dependent upon the results of fewer investments than other mutual funds that are diversified.

Principal Risks
All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•
MLP Risk.  Investments in MLP interests involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and its general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. The success of the Fund’s investments also will vary depending on the underlying industry represented by the MLP’s portfolio. The Fund must recognize income that it receives from underlying MLPs for tax purposes, even if the Fund does not receive cash distributions from the MLPs in an amount necessary to pay such tax liability. In addition, a percentage of a distribution received by the Fund as the holder of an MLP interest may be treated as a return of capital, which would reduce the Fund’s adjusted tax basis in the interests of the MLP, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. See “MLP

Tax Risks” below.

•
Concentration Risk. The Fund typically concentrates its investments in the energy sector and, therefore, is more susceptible to adverse economic, environmental, business, regulatory and other risks affecting that sector.

•
Energy Sector Risk.   Energy sector companies are highly sensitive to events relating to international politics, governmental regulatory policies, including energy conservation and tax policies, fluctuations in supply and demand, environmental liabilities, threats of terrorism and to changes in exchange rates or interest rates. When the Fund invests in MLPs that operate energy-related businesses, its return on investment will be highly dependent on energy prices, which can be highly volatile. MLPs that operate energy sector companies also can be affected by supply and demand for oil and gas, costs relating to exploration and production and the success of such explorations, access to capital, as well as by general economic conditions. Weak demand for energy products and services in general, as well as negative developments in world markets would adversely impact the Fund’s value. The supply of energy and the profitability of energy sector companies can be significantly affected by extreme weather, by natural disasters and by depletion of underlying oil and gas reserves. Energy sector companies are subject to substantial government regulation and changes in government regulations may affect the profitability of such companies. Costs of compliance or remediation of environmental damages incurred by energy sector companies may not be recoverable and may increase over time if stricter environmental laws are enacted. The Fund selects its investments in MLPs from the current small pool of issuers and, thus, demand for investment opportunities in MLPs that operate energy-related businesses may exceed the supply, which could make it difficult to operate the Fund.

•
Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•
Management Risk. The Adviser’s judgments about the attractiveness, growth prospects and value of a particular MLP interest in which the Fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated.

4	|	MAINGATE MLP FUND

•
Commodities Risk. Investments by MLPs in steel, metal, and other commodities may subject the Fund to greater volatility. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements (such as changes in the demand for commodities), domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates or inflation rates, changes in investor expectations concerning interest rates or inflation rates, and investment and trading activities of mutual funds, hedge funds and commodities funds. When the Fund invests in foreign oil royalty trusts, it will also be subject to these risks.

•	MLP Tax Risks.

–
MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which the Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.

–
The portion, if any, of a distribution received by the Fund as the holder of an MLP interest that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP interest, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP interest by the Fund. The final portion of the distributions received by the Fund from underlying MLPs that are considered return of capital will not be known until the Fund receives a Schedule K-1 with respect to each of its MLP investments.

•	Fund Tax Risks.

–
The Fund is subject to U.S. federal income tax on its taxable income at rates applicable to corporations (currently at a rate of 21%) as well as state income taxes. Unlike most mutual funds, the Fund does not have flow-through tax treatment but instead is taxed as a regular corporation for U.S. federal income tax purposes. Because of the Fund’s substantial investments in MLPs, the Fund is not eligible to elect to be treated as a regulated investment company under the Code.

•	Deferred Tax Assets and Liabilities Risk; Potential NAV Decline.

–
In calculating the Fund’s daily net asset value (“NAV”) in accordance with generally accepted accounting principles, the Fund accounts for its deferred tax liability and/or asset balances. The Fund will accrue a deferred income tax liability balance on a daily basis, at the currently effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with any capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be a return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. Upon the Fund’s sale of an MLP, the Fund will be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund.

–
The Fund may accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.

–
The Fund’s deferred tax liability and/or asset balances are estimated based on effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the

SUMMARY PROSPECTUS	|	5

Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

–
A portion of the Fund’s distributions to shareholders may be treated as a return of capital and would not be subject to U.S. federal income tax, but would have the effect of reducing a shareholder’s basis in the Fund’s shares, which would cause gains to be higher, or losses to be lower, upon the sale of shares by the shareholder.

•
Strategy Risk. The Fund’s strategy of investing primarily in MLP interests and electing to be taxed as a regular corporation, rather than as a regulated investment company for U.S. federal income tax purposes involves complicated accounting, tax, NAV and valuation issues that may cause the Fund to differ significantly from most other open-end registered investment companies. This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and its shareholders. In addition, accounting, tax and valuation procedures in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the practices applied by the Fund, which, in turn, could have material adverse consequences on the Fund and its shareholders.

•
Liquidity Risk.  Although certain MLP interests trade on national securities exchanges, some MLP interests may trade less frequently than those of larger companies due to their smaller capitalizations. In the event that certain MLP interests experience limited trading volumes, the prices of such MLP interests may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such MLP interests without an unfavorable impact on prevailing market prices. As a result, MLP interests may be difficult to dispose of at a favorable price or time. The Fund may lose money if it is forced to sell these investments to meet redemption requests or for other reasons. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to shareholders.

•
Issuer Risk.  The value of an MLP interest may decline for a number of reasons which directly relate to the issuer, such as management performance, lack of affordable or available financing (or inability to refinance), financial leverage and reduced demand for the issuer’s products or services.

•
Foreign Securities Risks. Investing in securities of foreign issuers involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. When the Fund invests in foreign oil royalty trusts, in addition to the risks described above, it will also be exposed to commodity risk and reserve risk, as well as operating risk associated with those trusts.

•
Small- and Mid-Cap Risk.  MLPs and energy sector companies in which the Fund may invest may have small- or mid-sized market capitalizations. Investing in the securities of small- or mid-cap companies, some of which may have a market capitalization of less than $1 billion, presents particular investment risks. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies, and may be more vulnerable to adverse general market or economic developments. MLPs with small- and mid- capitalizations are often more volatile and less liquid than investments in larger MLPs.  Small- and mid-cap MLPs may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

•
Non-Diversification Risk. The Fund is non-diversified and can invest a greater portion of its assets in a more limited number of issuers, or a single issuer, than a diversified fund. As a result, changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

6	|	MAINGATE MLP FUND

Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad-based securities index. The returns in the bar chart and best/worst quarter are for Class I shares.
The returns for other classes will vary due to differences in sales charges and operating expenses. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information is available on the Fund’s website at www.maingatefunds.com or by calling 855.MLP.FUND (855.657.3863).

Annual Total Returns for Class I Shares
As of December 31st
*For the period February 17, 2011 (commencement of operations) through December 31, 2011.

Highest Quarterly Return:	Quarter ended 06/30/2016	20.36%
Lowest Quarterly Return:	Quarter ended 09/30/2015	-24.20%
Average Annual Total Returns
As of December 31, 2019

	1 Year	5 Year	Since Inception
Class I Shares (inception date: 2/17/2011)
Return Before Taxes	7.21%	-7.40%	1.13%
Return After Taxes on Distributions	7.21%	-7.40%	1.11%
Return After Taxes on Distributions and Sale of Fund Shares*	4.27%	-5.40%	0.86%
Class A Shares (inception date: 2/17/2011)
Return Before Taxes	0.74%	-8.72%	0.20%
Class C Shares (inception date: 3/31/2014)
Return Before Taxes	5.15%	-8.32%	-6.38%
S&P 500 Index (Class A&I) (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	12.76%
S&P 500 Index (Class C) (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	12.22%
Alerian MLP Total Return Index (Class A&I) (reflects no deduction for fees, expenses or taxes)	6.56%	-7.00%	0.59%
Alerian MLP Total Return Index (Class C) (reflects no deduction for fees, expenses or taxes)	6.56%	-7.00%	-5.65%

SUMMARY PROSPECTUS	|	7

*In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
After-tax returns are calculated using the historical highest federal marginal income tax rates on individuals and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the individual investor’s situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns are shown for Class I shares only and will vary for other classes. Unlike the returns in the bar chart above, the returns in the table reflect the maximum applicable sales charge.
Portfolio Management
Investment Adviser: Chickasaw Capital Management LLC
Portfolio Managers: The following individuals have served as portfolio managers of the Fund since inception of the Fund in February 2011:
Matthew G. Mead         Principal
Geoffrey P. Mavar         Principal

Purchase and Sale of Fund Shares
Minimum Initial Investment
$2,500 for Class A shares
$2,500 for Class C shares
$1,000,000 for Class I shares
Minimum Subsequent Investments
$100 for Class A shares
$100 for Class C shares
$10,000 for Class I shares
To Place Buy or Sell Orders:
U.S. Mail: MainGate MLP Fund
c/o U.S. Bank Global Fund Services
P. O. Box 701
Milwaukee, WI 53201-0701
Overnight: MainGate MLP Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202
By Phone: 855.MLP.FUND (855.657.3863)
You may sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.
Tax Information
The Fund’s distributions generally will be taxable to you as dividend income (to the extent of your allocable share of the Fund’s current or accumulated earnings and profits) or as capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	|	MAINGATE MLP FUND